UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  DC 20549

FORM 8-K/A

AMENDMENT NO. 1

TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November  1, 2016

Frontier Communications Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-11001	06-0619596
(Commission File Number)	(IRS Employer Identification No.)

401 Merritt 7, Norwalk, Connecticut	06851
(Address of principal executive offices)	(Zip Code)

(203) 614-5600

(Registrant’s telephone number, including area code)

_________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Form 8-K filed by Frontier at 4:08 pm on November 1, 2016, which attached Frontier’s earnings press release for the Third Quarter of 2016 as Exhibit 99.1 and slides to be used during Frontier’s November 1, 2016 earnings conference call as Exhibit 99.2.

The four footnotes contained in Exhibit 99.1 of the Form 8-K were included at the end of the narrative section and before the financial tables section.

This Form 8-K/A includes both Exhibits 99.1 and 99.2 contained in the Form 8-K, with Exhibit 99.1 now including the footnotes in the narrative section on the same page as the footnote reference.

Item 2.02Results of Operations and Financial Condition

On November  1, 2016,  Frontier Communications Corporation (“Frontier”) issued a press release announcing third quarter 2016 financial results.  A copy  of the press release is attached hereto as Exhibit 99.1.

All information in Item 2.02 of this Form 8-K and in Exhibit 99.1 attached hereto is furnished but not filed.

Item 7.01Regulation FD Disclosure

On November  1, 2016 at 4:30 p.m. Eastern Time,  Frontier will host a conference call to discuss third quarter 2016 financial results.  A copy of the materials to be used during the conference call is attached hereto as Exhibit 99.2.

All information in Item 7.01 of this Form 8-K and in Exhibit 99.2 attached hereto is furnished but not filed.

Item 9.01Financial Statements and Exhibits

(d)Exhibits

99.1Press Release of Frontier issued November  1, 2016.

99.2Presentation regarding third quarter 2016 financial results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER Communications CORPORATION

Date: November 1, 2016	By:/s/ John M. Jureller
John M. Jureller
Executive Vice President and
Chief Financial Officer